GARY E. KLAUSNER (STATE BAR NO. 69077)
EVE H. KARASIK (STATE BAR NO. 155356)
GREGORY K. JONES (STATE BAR NO. 181072)
STUTMAN, TREISTER & GLATT
PROFESSIONAL CORPORATION
1901 Avenue of the Stars, 12th Floor
Los Angeles, CA 90067
Telephone: (310) 228-5600
Telecopy:   (310) 228-5788

Reorganization Counsel for
Debtor and Debtor in Possession

Debtor's Mailing Address:
888 Prospect Street, Suite 210
La Jolla, CA 92037

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF CALIFORNIA

In re IMPERIAL CAPITAL BANCORP, INC., a Delaware corporation, Debtor. Tax Identification Number: 95-4596322	) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )
Case No. 09-19431-LA11

Chapter 11

NOTICE OF HEARING ON MOTION FOR ORDER (1) APPROVING DISCLOSURE STATEMENT; (2) SCHEDULING HEARING ON CONFIRMATION OF DEBTOR'S CHAPTER 11 PLAN; AND (3) APPROVING CERTAIN FORMS AND PROCEDURES IN CONNECTION WITH PLAN SOLICITATION AND CONFIRMATION HEARING

Hearing

Date:   June 9, 2011
Time:  11:00 a.m.
Place:  Courtroom 2
            Room 118
            Jacob Weinberger U.S. Courthouse
            325 West "F" Street
            San Diego, CA 92101-6989

TO THE HONORABLE LOUISE DeCARL ADLER, UNITED STATES BANKRUPTCY JUDGE; THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS; THE OFFICE OF THE UNITED STATES TRUSTEE; ALL CREDITORS AND EQUITY INTEREST HOLDERS; AND OTHER INTERESTED PARTIES:
PLEASE TAKE NOTICE THAT a hearing to consider the "Motion for Order (1) Approving Disclosure Statement; (2) Scheduling Hearing on Confirmation of Debtor's Chapter 11 Plan; and (3) Approving Certain Forms and Procedures in Connection with Plan Solicitation and Confirmation Hearing" (the "Motion") filed by Imperial Capital Bancorp, Inc., debtor and debtor in possession in the above-captioned chapter 11 case (the "Debtor"), will take place on June 9, 2011 at 11:00 a.m., at Courtroom Two, Room 118, 325 West "F" Street, San Diego, California 92101-6989.
PLEASE TAKE FURTHER NOTICE THAT through the Motion, the Debtor seeks entry of an order pursuant to Bankruptcy Code section 1125, Bankruptcy Rules 2002, 3003, 3017, 3018, 3020, 9007, and 9008, and Local Rule 2002-1 of the Local Rules of the United States Bankruptcy Court for the Southern District of California:
(a)
approving the "Second Amended Disclosure Statement re Amended Chapter 11 Liquidating Plan of Reorganization for Debtor Imperial Capital Bancorp, Inc., a Delaware Corporation Dated April 15, 2011" (the "Disclosure Statement") as it may be amended prior to the conclusion, or as a result, of the hearing thereon as containing "adequate information" as required by section 1125(a)(1) of the Bankruptcy Code;

(b)
approving the form of ballots for claims in Class 3 of the "Amended Chapter 11 Liquidating Plan of Reorganization for Debtor Imperial Capital Bancorp, Inc., a Delaware Corporation Dated April 15, 2011" (the "Plan");

(c)	approving the proposed forms of notice to parties in interest of the hearing on confirmation of the Plan (the "Confirmation Hearing");
(d)	approving certain procedures for soliciting and tabulating votes to accept or reject the Plan; and

(e)
fixing certain deadlines and approving certain procedures in connection with the Confirmation Hearing, including the deadline for filing memoranda and evidence in support of the Plan, the deadline for filing and serving objections to confirmation of the Plan, and the deadline for voting to accept or reject the Plan.

A set of the moving papers will be provided, upon request, by the undersigned or may be inspected at the office of the Clerk.
Any opposition or other response to the Motion must be served upon the undersigned and the original and one copy of such papers with proof of service must be filed with the Clerk of the U.S. Bankruptcy Court at 325 West "F" Street, San Diego, California 92101-6991, NOT LATER THAN TWENTY-EIGHT (28)1 DAYS FROM THE DATE OF SERVICE.

DATED: April 28, 2011	/s/ Gregory K. Jones
GARY E. KLAUSNER and
GREGORY K. JONES, Members of
STUTMAN, TREISTER & GLATT
PROFESSIONAL CORPORATION
Reorganization Counsel for Debtor and Debtor in Possession

________________________
1	If you were served electronically or by mail, you have three additional days to take the above-stated actions.

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